UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2023
_______________________
ON24, INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Beale Street,	8th Floor
San Francisco,	CA	94105
(Address of principal executive offices)		(Zip Code)
(415) 369-8000
(Registrant’s telephone number, including area code)
_______________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02     Results of Operations and Financial Condition.
On February 28, 2023, ON24, Inc. (the “Company”), issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Except as otherwise provided in Item 8.01, the information contained in this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 2.05     Costs Associated with Exit or Disposal Activities.
On February 28, 2022, in an effort to streamline its organization, the Company committed to a restructuring plan to reduce expenses (the “Plan”). In connection with the Plan, the Company currently estimates it will incur a charge of between approximately $2.8 million to $3.3 million by the end of the first quarter of 2023, which consists of $1.5 million to $1.8 million for the reduction in force in cash severance costs and a $1.3 million to $1.5 million impairment charge for underutilized real estate. This is in addition to the $1.0 million charge incurred in January 2023 pursuant to a separate expense reduction plan. The Company expects the Plan to be substantially complete by the end of the first quarter of 2023 but may incur additional charges in the following quarter. The estimates of expenses that the Company expects to incur in connection with the Plan are subject to a number of assumptions and actual results may differ materially. The Company may also incur additional expenses not currently contemplated due to events that may occur as a result of, or that are associated with, the Plan.
Item 8.01     Other Events.
The three paragraphs under the heading “$100 Million Capital Return Program” in the press release attached hereto as Exhibit 99.1 are incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated February 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	ON24, Inc.

	By:	/s/ Steven Vattuone
Steven Vattuone
Chief Financial Officer
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